SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.   20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) NOVEMBER 26, 2001
                                                        -----------------


                              COASTAL BANCORP, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)


          TEXAS                          0-24526                76-0428727
(State or other jurisdiction     (Commission File Number)     (IRS  Employer
   of  incorporation)                                       Identification  No.)





5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS . . . .            77057
--------------------------------------------------  ---------------
(Address of Principal executive offices) . . . . .       (Zip Code)
--------------------------------------------------  ---------------


Registrant's telephone number including area code.   (713) 435-5000
                                                    ---------------



(Former name or former address, if changed since last report) Not applicable
                                                              --------------

ITEM  5.           OTHER  EVENTS
-------            -------------

     On November 26, 2001, Coastal Bancorp, Inc. (the "Company") completed the settlement of the sale of approximately $845 million of its mortgage-backed securities. The transaction was undertaken to strategically restructure a portion of the Company's balance sheet to make it less vulnerable to market interest rate fluctuations.


THE  COMPANY  DETERMINED  TO UNDERTAKE THE SALE OF MORTGAGE-BACKED SECURITIES AT
--------------------------------------------------------------------------------
THIS  TIME  FOR  THE  FOLLOWING  REASONS:
----------------------------------------

- This was an unprecedented opportunity to sell at break-even the entire mortgage-backed securities portfolio.

- The majority of the securities sold were Collaterized Mortgage Obligations ("CMO") tied to the Federal Home Loan Bank ("FHLB") 11th District Cost of Funds Index ("COFI") and contained extension risk which caused, on average, unacceptable levels of price volatility.


THE  MORTGAGE-BACKED  SECURITIES  SOLD  CONSISTED  OF  THE  FOLLOWING:
---------------------------------------------------------------------

- A total of $845.6 million mortgage-backed securities categorized as follows:
o     $624.4  million  COFI  floaters
o     $131.2  million  tied  to  the  London Inter Bank Offerings Rate ("LIBOR")
o     $47.5  million  Treasury  Adjustable  Rate  Mortgage  securities  ("ARMs")
o     $35.2  million  fixed  rate  CMOs
o $7.3 million fixed rate pass-thru securities (where each owner gets their proportionate share of principal and interest payments).

- Approximately a $175,000 gain was booked for the quarter and year ended December 31, 2001.

- The weighted average yield of mortgage-backed securities sold was approximately 4.96%, at October 31, 2001.


IN NOVEMBER 2001, THE COMPANY UTILIZED PART OF THE SALE PROCEEDS TO PURCHASE THE
--------------------------------------------------------------------------------
FOLLOWING  ASSETS:
-----------------

- A total of $513.6 million mortgage-backed securities categorized as follows:
o     $388.8  million  COFI  ARMs
o     $124.8  million  tied  to  the  12-Month  Treasury  Average  ("MTA")

- The weighted average yield of the mortgage-backed securities purchased [calculated using higher Constant Prepayment Rates ("CPR's")] is 4.53% at November 28, 2001.

- The weighted average price of the mortgage-backed securities purchased was 101.97%.

- The new portfolio has a shorter expected duration which reduces its price volatility

- The majority of the mortgage-backed securities purchased were pass-thru securities

- All mortgage-backed securities purchased and the remaining securities not sold were placed in the available-for-sale category on the balance sheet

-     The  Mark  to  Market  on  the  available-for-sale  securities will effect
Generally Accepted Accounting Principles ("GAAP") capital but not Regulatory capital.


THE  REMAINING  PROCEEDS  WERE  USED  TO  PAY  DOWN  THE  FOLLOWING  DEBT:
-------------------------------------------------------------------------

- $286.3 million Reverse Repurchase Agreements were redeemed at a weighted average rate of 2.296% at November 19, 2001.

- $17.7 million FHLB borrowings were paid down at a weighted average rate of 2.177% at November 19, 2001.

- Previously, the balance sheet was liability sensitive but now it is asset sensitive; this puts the Company in a better position if and when interest rates rise.


REDEMPTION  OF  THE  SENIOR  NOTES
----------------------------------

     The Company has notified the Trustee that it will redeem all of its 10.0% Senior Notes, ($43.9 million currently outstanding) on February 1, 2002 (the "Redemption Date"). The Redemption Price is par plus accrued interest to the Redemption Date. Following the redemption, management believes that the Bank will continue to be categorized as "well capitalized" as defined by the Federal Deposit Insurance Corporation.


EARNINGS  PER  SHARE  ESTIMATE
------------------------------

     As a result of the above-described transactions, the Company estimates that its earnings per share will be:
-     Diluted  EPS  for  the  fourth quarter 2001 could range from $0.68 - $0.75
-     Diluted  EPS  for  the  year  2001  could  range  from  $3.15  -  $3.25


2002  ESTIMATE
--------------

     Diluted EPS for year 2002 could range from $2.75 - $2.90 using the following assumptions:
-     Asset  size  of  the  Company  ranging  from  $2.5  to  $2.7  billion
-     Loans  receivable  equal  to  approximately  75%  of  total  assets
-     Mortgage-backed  securities  equal  to  approximately  20% of total assets
-     Deposits  of  approximately  $1.7  billion
-     Net  interest  margin  of  3.09%  for  year  2002


NOTICE  UNDER  THE  PRIVATE  SECURITIES  LITIGATION  REFORM  ACT  OF  1995
--------------------------------------------------------------------------

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, (i) statements about our estimates of future financial results, including future operating results, the effects of future interest rate movements on our financial results; and the effects of the economic environment on the credit quality of our loan portfolios, (ii) statements about our plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control which are set forth in detail in Exhibit 99 attached hereto. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.


The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

-     Adverse  governmental  or  regulatory  policies  may  be  enacted;
- The interest rate environment may change, causing margins to compress and adversely affecting net interest income;
-     The  risks  associated  with  adverse  changes  to  credit  quality;
-     Competition  from  other  financial services companies in our markets; and
- The current economic slowdown may continue longer than anticipated, causing an adverse effect on credit quality and loan originations.

     Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in our reports filed with the Securities and Exchange Commission.

     All subsequent written and oral forward-looking statements concerning other matters attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

ITEM  7.    FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-------     -------------------------------------------------------------

(a)     Financial  Statements
        ---------------------

No  financial  statements  are  required.

(b)     Pro-Forma  Financial  Information
        ---------------------------------

No  pro  forma  financial  information  is  required.

(c)     Exhibits
        --------

-No.          Description
 ---          -----------
99          Forward-Looking  Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL  BANCORP,  INC.


     /s/  Catherine  N.  Wylie          Date:  December  4,  2001
     -------------------------
by:     Catherine  N.  Wylie
     Sr.  Executive  Vice  President/
     Chief  Financial  Officer

                              COASTAL BANCORP, INC.





                                   EXHIBIT 99

                           FORWARD-LOOKING STATEMENTS

                           FORWARD-LOOKING STATEMENTS
                           --------------------------



The statements contained in this Current Report on Form 8-K which are not historical facts contain forward looking information with respect to plans, projections or future performance of Coastal Bancorp, Inc. ("Coastal"), the occurrence of which involve certain risks and uncertainties detailed in Coastal's filings with the Securities and Exchange Commission ("SEC"). Such discussion contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), and is subject to the safe harbor created by that Reform Act. The words "estimate," "project," "anticipate," "expect," "intend," "believe," "plans," and similar expressions are intended to identify forward-looking statements. Because such forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors, all of which are difficult to predict and many of which are beyond the control of Coastal, that could cause actual results to differ materially include, but are not limited to: risks related to Coastal's acquisition strategy, including risks of adversely changing results of operations and factors affecting Coastal's ability to consummate further acquisitions; risks involved in Coastal's ability to quickly and efficiently integrate the operations of acquired entities with those of Coastal; changes in general economic and business conditions; changes in market rates of interest; changes in the laws and regulations applicable to Coastal; the risks associated with the Bank's non-traditional lending (loans other than single-family residential mortgage loans such as multifamily, real estate acquisition and development, commercial real estate, commercial business and warehouse loans); and changes in business strategies and other factors as discussed in Coastal's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the SEC on March 27, 2001 and Quarterly Report on Form 10-Q for the period ended September 30, 2001 as filed with the SEC on November 14, 2001.